SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
Act of 1934

Date of Report (Date of earliest event reported):
November 11, 2002

PSYCHIATRIC SOLUTIONS, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-20488	23-2491707
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification Number)

113 Seaboard Lane, Suite C-100, Franklin, Tennessee 37067
(Address of principal executive offices)

(615) 312-5700
(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS
ITEM 7. EXHIBIT
SIGNATURES
Copy of Press Release

ITEM 5. OTHER EVENTS

On November 11, 2002, Psychiatric Solutions, Inc. (the “Company”) announced operating results for the third quarter ended September 30, 2002.

ITEM 7. EXHIBIT

Exhibit 20       Copy of press release dated November 11, 2002 relating to third quarter earnings release.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PSYCHIATRIC SOLUTIONS, INC.

By:	/s/ Jack E. Polson Jack E. Polson Chief Accounting Officer

Date: November 12, 2002

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